EXHIBIT 24

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of April, 1998.


/s/ Judith Arron
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, John S. Reed, James Dimon, Charles O. Prince, III and John J. Roche, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 8th day of October, 1998.


/s/ Alain J. P. Belda
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 7th day of October, 1998.


/s/ Kenneth J. Bialkin
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, John S. Reed, James Dimon, Charles O. Prince, III and John J. Roche, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 8th day of October, 1998.


/s/ Kenneth T. Derr
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, John S. Reed, James Dimon, Charles O. Prince, III and John J. Roche, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 8th day of October, 1998.


/s/ John M. Deutch
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 7th day of October, 1998.


/s/ Ann Dibble Jordan
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, John S. Reed, James Dimon, Charles O. Prince, III and John J. Roche, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 8th day of October, 1998.


/s/ Reuben Mark
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 7th day of October, 1998.


/s/ Michael T. Masin
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 7th day of October, 1998.


/s/ Dudley C. Mecum
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, John S. Reed, James Dimon, Charles O. Prince, III and John J. Roche, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 8th day of October, 1998.


/s/ Richard D. Parsons
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 7th day of October, 1998.


/s/ Andrall E. Pearson
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, John S. Reed, James Dimon, Charles O. Prince, III and John J. Roche, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 8th day of October, 1998.


/s/ Robert B. Shapiro
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, John S. Reed, James Dimon, Charles O. Prince, III and John J. Roche, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 8th day of October, 1998.


/s/ Franklin A. Thomas
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, John S. Reed, James Dimon, Charles O. Prince, III and John J. Roche, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 8th day of October, 1998.


/s/ Edgar S. Woolard
--------------------------------------
(Signature)

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation ("the Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 7th day of October, 1998.


/s/ Arthur Zankel
--------------------------------------
(Signature)